EXHIBIT 32.2

                        CERTIFICATION OF VICE-PRESIDENT
                                  PRIDE, INC.
                      PURSUANT TO 18 U.S.C. SECTION 1350



     In connection with the Quarterly Report of Pride, Inc. (the "Company") on Form 10-QSB for the period ended March 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, George Powell, Vice-President of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/ George A. Powell
George A. Powell
Vice-President, Secretary
and Director

May 20, 2005